Retirement Advantage

AuguStarSM Life Insurance Company

AuguStarSM Variable Account D

Supplement dated October 9, 2024

to the Prospectus dated May 1, 2019 and

Update Notice dated April 30, 2024

The following supplements the prospectus dated May 1, 2019, as may be previously supplemented, and the update notice dated April 30, 2024, as previously supplemented. Please read this supplement in conjunction with your prospectus and update notice and retain it for future reference.

Effective market close on December 4, 2024, the Morgan Stanley VIF U.S. Real Estate Portfolio (the “Portfolio”), Class I shares will close to all investors. On or about December 6, 2024, the Portfolio will liquidate. Upon liquidation, your investment in the Portfolio will be transferred into the Fidelity® VIP Government Money Market Portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

You may change investment allocations at any time by contacting customer service at 877.777.1112. Fund and product documents may be found online at www.augustarfinancial.com/variableproducts.

1